UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 20, 2011

SALIX PHARMACEUTICALS, LTD.

(Exact name of registrant as specified in its charter)

Delaware	000-23265	94-3267443
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)

8510 Colonnade Center Drive Suite 501, Raleigh, North Carolina 27615
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (919) 862-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

On December 20, 2011, Salix Pharmaceuticals Inc., a wholly-owned subsidiary of Salix, completed its acquisition of all issued and outstanding capital stock of Oceana Therapeutics, Inc., a Delaware corporation and wholly-owned subsidiary of Oceana Therapeutics LLC (“Oceana”), pursuant to the Stock Purchase Agreement, dated as of November 8, 2011, by and between Salix and Oceana. Pursuant to the agreement, Salix paid $300 million in cash for the stock of Oceana Therapeutics, Inc. subject to certain working capital adjustments. A portion of the purchase price will be held in an escrow account from which Salix may receive payments in respect of post-closing indemnification or working capital adjustment claims that it may have. There is no prior relationship between Salix and its affiliates and Oceana and its affiliates.

We will file a copy of the Stock Purchase Agreement with our Annual Report on Form 10-K for the year ending December 31, 2011.

Item 8.01.	Other Events.

On December 20, 2011, Salix issued a press release announcing that it had completed the acquisition of all the outstanding stock of Oceana Therapeutics, Inc. A copy of this press release is being filed herewith as Exhibit 99.1 and the information contained therein is incorporated by reference into this Current Report on Form 8-K.

Also, on December 20, 2011, Salix issued a press release announcing the successful outcome of the Phase 3 trial to evaluate the efficacy and safety of oral methylnaltrexone for the treatment of opioid-induced constipation in subjects with chronic, non-cancer pain. A copy of this press release is filed herewith as Exhibit 99.2 and the information contained therein is incorporated by reference into this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

If and to the extent required, the financial statements provided for by Item 9.01(a) of Form 8-K will be filed by amendment no later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

(b)	Pro Forma Financial Information.

If and to the extent required, the financial statements provided for by Item 9.01(b) of Form 8-K will be filed by amendment no later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

(d)	Exhibits

Exhibit No.	Description

99.1	Press release dated December 20, 2011, announcing completion of its acquisition of Ocean Therapeutics, Inc.

99.2	Press release dated December 20, 2011, announcing positive study results for RELISTOR®.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

SALIX PHARMACEUTICALS, LTD.

Date: December 27, 2011

/s/ Adam C. Derbyshire
Adam C. Derbyshire
Executive Vice President and Chief Financial Officer